Provisions	6 Months Ended
Jun. 30, 2026
Provisions [abstract]
Provisions

Note 19	Provisions
19.1    Other provisions

in € thousand	June 30, 2026	December 31, 2025
Non-current	560	694
Current	14,144	6,010
PROVISIONS	14,704	6,705
The position comprises €5.2 million from a provision for expected legal and settlement costs under a court proceeding related to the Intercell AG/Vivalis SA merger (December 31, 2025: €5.2 million). During the first half year of 2026 the Group recorded an additional onerous contract provision of €6.6 million in relation to external manufacturing commitments for IXCHIQ. Furthermore, following a downward revision of the expected IXCHIQ, sales volumes, the Group recognized a provision of €1.7 million related to packaging commitments for IXCHIQ doses that are no longer expected to be utilized.